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                                                                    EXHIBIT 10.2

                          CREDIT AND SECURITY AGREEMENT

         THIS CREDIT AND SECURITY AGREEMENT is being executed and entered into as of the 29th day of May, 1998, by and among BOYD BROTHERS TRANSPORTATION COMPANY, INC., an Alabama corporation, which conducts its business at Route 1, Box 40, Clayton, Alabama 36016 ("BORROWER", whether one or more) and COMPASS BANK, an Alabama state banking corporation, 223 E. Broad Street, Eufaula, Alabama 36027 ("BANK").

                                    PREAMBLE

         BORROWER has applied to BANK for, and BANK has agreed, upon the terms and subject to the conditions herein set forth, to extend to BORROWER, a loan in the amount of up to FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($4,500,000.00) (the "LOAN") the proceeds of which are to be made available to Borrower for use between the date hereof and May 29th, 1999 (the "ADVANCE PERIOD") for BORROWER to finance the purchase of tractors and flatbed trailers to be used in BORROWER'S trucking business (collectively, the "TRUCK EQUIPMENT"), including Forty Five (45) tractors and Fifty Five (55 ) new 1998 Utility 45-foot flatbed trailers.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, the mutual obligations of the parties as contained herein, and for other good and valuable consideration, the


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receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01 "BORROWER'S LOAN ACCOUNT" means the account on the books of BANK in which will be recorded loans and advances made by BANK to BORROWER pursuant to this Agreement, payments made on such loans and other appropriate debits and credits as provided by this Agreement.

         Section 1.02 "COLLATERAL" means any and all property of BORROWER in which BANK now has, by this Agreement, or by any other Loan Document acquires, or hereafter acquires, a security interest.

         Section 1.03 "EQUIPMENT" means all tangible personal property including, without limitation, machinery, furniture and furnishings now owned or hereafter acquired for use primarily in the business of BORROWER.

         Section 1.04 "INDEBTEDNESS" means all indebtedness, liabilities and obligations, matured or unmatured, liquidated or unliquidated, direct or indirect, primary, secondary, absolute or contingent, and whether arising by contract, operation of law or otherwise, including without limitation, obligations to creditors (including without limitation BANK), for borrowed money or the deferred purchase price of property or services, and all obligations under real property leases and under leases of personal property.




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         Section 1.05 "INSOLVENCY" of BORROWER or any other person means that there shall have occurred with respect to that person one or more of the following events: dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension, by or against such person, or if any action shall be taken for the purpose of effecting any of the foregoing.

         Section 1.06 "LIABILITIES" means any and all liabilities of BORROWER to BANK of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument. "Liabilities" includes obligations to perform acts and refrain from taking action as well as obligations to pay money.

         Section 1.07 "LOAN DOCUMENTS" means this Agreement, the Note (as defined in Section 2.04 hereof), the Security Agreement from BORROWER to BANK dated as of the date hereof, and all other documents and instruments evidencing, securing, guaranteeing, relating to, or executed or delivered in connection with the Loan.

         Section 1.08 UNDEFINED TERMS. Except as otherwise defined in this Agreement, whether in this Article I, or in a parenthetical or other reference in this





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Agreement, accounting terms used herein shall have the meanings given to them under generally accepted accounting principles, and terms defined in the Alabama Uniform Commercial Code, as the same may be amended from time to time, shall have the meanings given them in the Code.

                                   ARTICLE II
                                    THE LOAN

         Section 2.01 LOAN. Subject to the terms and conditions hereof, from and after the date hereof and until May 29th, 1999, and so long as BANK has not demanded payment in full under the Note and BORROWER shall not be in default hereunder or with respect to any other Liability to BANK, the BANK will make advances under the Loan to BORROWER, or directly to BORROWER'S suppliers, up to a maximum aggregate principal amount of $4,500,000 to pay for BORROWER'S purchase of the Truck Equipment to be used as Equipment in BORROWER'S business ("ADVANCES"). BANK may, but shall not have any obligation to, make any Advances hereunder at any time after or during which an Event of Default (as defined herein) shall have occurred or exists.

          Section 2.02 BORROWER'S LOAN ACCOUNT. All such Advances shall be entered as debits in the BORROWER'S Loan Account. BANK may, if it so elects, require each request for any Advance pursuant to this Agreement to be accompanied by certification of the number, identity and continued use of Truck Equipment purchased with the proceeds of the Loan, in form and substance satisfactory to BANK.




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BANK shall also record in the BORROWER'S Loan Account, in accordance with customary accounting practice, all other charges, expenses and other items properly chargeable to BORROWER; all payments made by BORROWER on account of Indebtedness evidenced by BORROWER'S Loan Account; and other appropriate debits and credits. The debit balance of BORROWER'S Loan Account shall reflect the amount of BORROWER'S Indebtedness to BANK from time to time by reason of Advances and other appropriate charges hereunder.

         Section 2.03 USE OF LOAN PROCEEDS. The Loan proceeds shall be used by BORROWER to finance its purchase of the Truck Equipment.

         Section 2.04 NOTE. Each Advance under the Loan shall be evidenced by a separate promissory note (collectively, the "NOTE"), in form and substance acceptable to BANK. Each Note shall bear interest from the date of the Advance thereunder at the rate and calculated in the manner provided therein, and shall be otherwise payable as set forth therein; provided, however, that in the event that Borrower's demand deposit balances at Bank shall be less than $200,000.00 at any time, the applicable rate under each Note shall be increased by one-fourth of one percentage point (1/4%) over the applicable rate stated therein. Dates and amounts of Advances, and payments received by BANK, shall be evidenced by entries upon the books and records of BANK, and shall be reflected in monthly statements, which shall be conclusive evidence of such dates and amounts of Advances, and payments.

         Section 2.05 DURATION; EXTENSION. Availability of funds under the Loan shall terminate on May 29, 1999; provided, however, that the parties recognize that




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they may wish to extend the expiration date by mutual agreement to be negotiated prior to such expiration date. It is understood that any extension may require a revision of certain provisions of this Agreement.

                                   ARTICLE III
                                SECURITY FOR LOAN

         Section 3.01 SECURITY INTEREST OF BANK IN COLLATERAL. As security for the payment and performance of all Liabilities, BANK shall have, and is hereby granted a continuing security interest in the following Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

              (a) (i) The Truck Equipment described on Exhibit "A" hereto and
(ii) all Truck Equipment or other Equipment and other personal property of BORROWER purchased with the proceeds of the Loan;

              (b) All goods, instruments, certificates or other documents of title, policies and certificates of insurance, securities, chattel paper, deposits, cash or other property owned by BORROWER or in which BORROWER has an interest which are now or may hereafter be in the possession of BANK or as to which BANK may now or hereafter control possession by documents of title or otherwise;

              (c) Proceeds and products (including tort and insurance claims) of all of the foregoing.


         Section 3.02 AFTER-ACQUIRED PROPERTY. No submission by BORROWER is necessary to vest in BANK a security interest in hereafter created or acquired




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Collateral, but, rather such title and security interest shall vest in BANK immediately upon the creation or acquisition of any item of Collateral, without the necessity for any other or further action by BORROWER or BANK.

         Section 3.03 OTHER APPLICABLE LAW. If, by reason of location of Collateral or otherwise, the creation, validity or perfection of security interests provided for herein are governed by the law of a jurisdiction other than Alabama, BORROWER shall take such steps and execute and deliver such papers as BANK may from time to time request to comply with the Uniform Commercial Code, the Uniform Trust Receipts Act, the Factors Lien Act or other laws of another state or states.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         To induce BANK to enter into this Agreement, BORROWER represents and warrants as follows:

         Section 4.01 ORGANIZATION AND AUTHORITY. Each BORROWER (a) is an Alabama corporation which is duly organized, validly existing and in good standing under the laws of the State of Alabama; (b) has all necessary corporate power and authority, and possesses all licenses and permits as are required for BORROWER to own its assets and conduct its business as now conducted or presently proposed to be conducted; (c) has no subsidiaries other than Boyd Brothers Truck and Tractor; and (d) is duly qualified and in good standing in the State of Alabama and in every other



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jurisdiction wherein its ownership or leasing of assets or conduct of its business makes such qualification necessary.

         Section 4.02 BORROWER'S AUTHORIZATION. The execution, delivery and performance of this Agreement, the Note, the Security Agreement, and the other Loan Documents, the granting of the power of attorney under Section 8.03 hereof, and the borrowing hereunder and under the Note, are within BORROWER'S corporate powers and authority, have been duly and validly authorized by all necessary corporate and other action including, without limitation, any necessary shareholder action, are not in contravention of law or the terms of BORROWER'S Articles of Incorporation, ByLaws or other incorporation documents, or of any indenture, agreement or undertaking or any law, regulation, or order to which BORROWER is a party or by which it is bound.

         Section 4.03 ENFORCEABILITY. Upon execution and delivery hereof and thereof, this Agreement, the Note, the Security Agreement, and the other Loan Documents will constitute valid and binding obligations of the respective parties thereto, enforceable in accordance with their respective terms.

         Section 4.04 OWNERSHIP OF COLLATERAL. Except for the security interests granted in connection herewith, or heretofore granted to BANK, BORROWER is, and as to assets to be acquired after the date hereof, shall be, the owner of all Collateral with respect to which it grants a security interest hereunder, free from any lien, security interest or encumbrance, and BORROWER shall defend its assets against all




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claims and demands of all persons at any time claiming the same or any interest therein.

          Section 4.05 OTHER COLLATERAL. At the time BORROWER pledges, sells, assigns, or transfers to BANK any instrument, document of title, security, chattel paper or other property or any interest therein, BORROWER shall be the lawful owner thereof and shall have good right to pledge, sell, assign or transfer the same; none of such property shall have been pledged, sold, assigned or transferred to any person other than BANK or in any way encumbered; and BORROWER shall defend the same against the lawful claims and demands of all persons.

          Section 4.06 FINANCIAL INFORMATION. Subject to any limitations stated therein or in connection therewith, all financial statements which have been or may hereafter be furnished to BANK to induce it to enter into this Agreement, to extend credit from time to time hereunder, or otherwise in connection herewith, do or shall fairly represent the financial condition of BORROWER or other person or entity reported on therein, as of the dates and, in the case of BORROWER, the results of its operations for the periods for which the same are furnished, in accordance with generally accepted accounting principles consistently applied, and all other information, reports and other papers and dates furnished to BANK are or shall be, at the time the same are so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give BANK a true and accurate knowledge of the subject matter. There has been no material adverse change in the business, properties, prospects, or condition (financial or otherwise) of the



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BORROWER since the dates of the most recent financial statements provided to the
BANK. BORROWER has good and marketable title to all the properties and assets reflected on its balance sheet furnished to BANK, free and clear of mortgages, pledges, liens, charges and other encumbrances, other than encumbrances in favor of BANK and encumbrances securing indebtedness reflected on such balance sheet.

         Section 4.07 NO VIOLATIONS. BORROWER is not now in default under any agreement evidencing an obligation for the payment of money, performance of a service or delivery of goods, the demand for performance under which, or acceleration of the maturity of which, would render BORROWER insolvent or unable to meet its other debts as they become due or conduct its business as usual.

         Section 4.08 LITIGATION. There is no action, suit, or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or, to the knowledge of the BORROWER, threatened or in prospect against or affecting the BORROWER or any properties or rights of the BORROWER, which, if adversely determined, would (i) materially impair the right of the BORROWER to carry on business substantially as now conducted or (ii) materially and adversely affect the financial condition of the BORROWER. BORROWER is not currently affected by any strike or other labor disturbance nor is BORROWER in default in any material respect under any judgment, order, injunction, rule, ruling, of any court or governmental commission, agency, or instrumentality.




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                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

         Section 5.01 FINANCIAL STATEMENTS. BORROWER shall furnish or cause to be furnished to BANK, (a) on a quarterly basis, within sixty (60) days after the end of each quarter, internally prepared profit and loss statements for BORROWER; and (b) on an annual basis, audited year-end financial statements prepared by a certified public accountant acceptable to BANK. Statements required under Section 5.01(b) immediately preceding shall be provided as soon as available after the end of the fiscal period reported on therein, but no later than ninety (90) days after the end of such period. In addition, BORROWER shall furnish BANK, on an annual basis, year-end financial statements on any guarantor of the Loan in a form acceptable to BANK, as soon as available, but no later than 60 days after the end of each year.

         Section 5.02 CERTIFICATIONS. All statements and reports required by this Article V shall be certified as true and correct by the President or a Vice-President of BORROWER, or in the case of Guarantor, by or on behalf of the Guarantor.

         Section 5.03 EXPENSES. BORROWER shall pay any and all taxes, charges and expenses of every kind or description paid or incurred by BANK under or with respect to the Loan or any Collateral therefor or the collection of or realization upon the same. BORROWER hereby authorizes BANK to charge interest, charges, taxes and expenses provided for herein to BORROWER'S Loan Account.

         Section 5.04 INSURANCE. BORROWER shall have and maintain at all times liability insurance and, with respect to the Collateral and other assets of BORROWER,




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insurance against risks of fire, so-called extended coverage, and other risks customarily insured against by companies engaged in similar business to that of BORROWER, in amounts, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to BANK. Where insurance covers Collateral for loans to BORROWER from BANK, such insurance shall be payable to BANK and to BORROWER as their interests may appear, pursuant to a long-form New York standard non-contributory mortgagee clause or endorsement. All policies of insurance shall provide for ten (10) days' written minimum cancellation notice to BANK. In the event of BORROWER'S failure to provide and maintain insurance as herein provided, BANK may, at its option, provide such insurance and charge the amount thereof to the BORROWER'S Loan Account or add the same to the principal balance of the Loan. BORROWER shall furnish to BANK certificates or other evidence satisfactory to BANK of compliance with the foregoing insurance provisions. Notwithstanding anything to the contrary contained or implied herein, BORROWER may self-insure its fleet of vehicles (including the Collateral) as to physical damage, but shall obtain insurance against catastrophic loss (in excess of an aggregate of $500,000) of Collateral and other assets. BORROWER shall provide BANK evidence satisfactory to BANK the existence of such catastrophic insurance, which policy of insurance shall name BANK as loss payee pursuant to a New York standard non-contributory endorsement or clause. In the event of any loss with respect to any item of Collateral, BORROWER will make an additional payment under the Loan in an amount equal to the portion of the outstanding Loan balance representing the




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purchase money advanced against the Collateral with respect to which such loss has occurred.

         Section 5.05 INFORMATION REGARDING COLLATERAL. BORROWER shall furnish to BANK information adequate to identify and evaluate the Collateral at times and in form and substance as may be requested by BANK.

         Section 5.06 REGISTRATION AND TITLING. BORROWER shall cause all Collateral that is required to be registered, to be properly registered in BORROWER'S name, and will cause the title certificates for all Collateral to reflect BORROWER'S ownership and BANK'S lien.

         Section 5.07 RECORDS REGARDING COLLATERAL. BORROWER shall give BANK written notice of each location at which Collateral and records regarding Collateral are or will be kept other than for temporary processing, storage or like purposes. Except as such notice is given, and except as Collateral is moved from place to place in the ordinary course of BORROWER'S trucking business, all Collateral and records are and shall be kept at BORROWER'S address as it appears in Section 10.04 of this Agreement.

         Section 5.08 INSPECTION. BORROWER shall at all reasonable times and from time to time allow BANK, by or through any of its officers, agents, attorneys, or accountants, to examine, inspect or make extracts from BORROWER'S books and records and to arrange for verification of Collateral, under reasonable procedures and by reasonable methods, and shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the BANK may require




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more completely to vest in and assure to the BANK its rights hereunder or in any
Collateral.

         Section 5.09 TAXES. BORROWER will promptly pay or cause to be paid all taxes, customs fees, and freight charges on the Collateral and will at all times keep the Collateral free and clear of all liens and claims whatsoever, other than the security interests granted hereby. BORROWER agrees to do and cause to be done all things that the BANK may request to establish and maintain a valid title and security interest in the Collateral, free of all other liens and claims whatsoever, to secure the payment of the Liabilities. If such taxes or other assessments remain unpaid after the date fixed for the payment of the same, or if any lien shall be claimed which, in the opinion of the BANK, could create a valid obligation having priority over the rights of the BANK in the Collateral, the BANK may, without notice to the BORROWER, pay such taxes, assessments, charges or claims, and the BORROWER unconditionally promises to reimburse BANK for any amounts so paid upon demand.

         Section 5.10 CONTINUED EXISTENCE. Protection of Property. Insurance. BORROWER shall do or cause to be done all that is necessary (a) to preserve its existence and in keep in full force and effect all of its governmental permits, licenses, charters, consents and franchises, and to comply with all applicable laws; (b) to conduct and operate its business in a prudent and careful manner;
(c) to preserve its properties; and (d) subject to the limitation regarding self-insurance in Section 6.04 hereof, to maintain adequate insurance with insurance companies of recognized responsibility, including without limitation,
(i) insurance coverage to such extent and





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against such risks, including fire, casualty, and theft, as is customary in
BORROWER'S business, (ii) necessary workmen's compensation insurance; (iii) such other insurance or bonds as may be required by law or reasonably requested in writing by BANK; and (iv) pay all taxes applicable to it or levied against any of its properties as and when the same shall become due and payable.

         Section 5.11 RECORDS. BORROWER shall keep or cause to be kept accurate records concerning its business and shall maintain or cause to be maintained a system of accounting and proper books of record and account in accordance with general accepted accounting principles applicable to the particular entity, and will set aside on its books all proper and adequate reserves for taxes, depreciation, depletion, obsolescence, loan losses, amortization, contract cancellations, defaults, or other breaches of contract, and otherwise as may be appropriate in accordance with said principles.

         Section 5.12 CERTIFICATES. On a quarterly basis, and at such other times as BANK shall request, BORROWER shall supply to BANK a written certificate as to the following:

               (i) that there does not exist any default or Event of Default, or any condition or event which, with the giving of notice or the passage of time, or both, would constitute such an Event of Default, under the Agreement, the Note, or any other Loan Documents;

               (ii) that all representations, warranties and covenants contained in this Agreement and the other Loan Documents remain true and





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          accurate through the date of such certificate, except as may be noted
          and acceptable to BANK;

               (iii) that all conditions precedent to BANK'S obligation to make advances under the Loan have been and remain fully satisfied; and

               (iv) that all of the Collateral is in good repair and useful in BORROWER'S business.

         Section 5.13 NOTICE OF ADVERSE EVENTS. BORROWER shall promptly notify BANK of the filing of any notice, suit, claim, action, proceeding, or investigation in or by any court or by any governmental authority in which an adverse decision reasonably could be expected to have a material adverse effect upon the BORROWER, and shall promptly notify BANK of the occurrence of any material adverse order, judgment, settlement, determination, or other adverse event, or of any default or Event of Default or any condition or event which, with the giving of notice or the passage of time, or both, would constitute such an Event of Default, under this Agreement or under any of the other Loan Documents. BORROWER also shall promptly notify BANK of the occurrence of any other condition or event which could have a material adverse effect upon it.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

          BORROWER covenants and agrees that from the date hereof until payment in full of the Loan, and any other indebtedness and Liabilities, and the termination of this





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Agreement, unless BANK shall otherwise consent in writing, BORROWER will not either directly or indirectly:

         Section 6.01 CASH FLOWS-TO-CURRENT MATURITIES OF LONG-TERM DEBT. Cause or allow the ratio of BORROWER'S cash flows-to-current maturities of long-term debt to be less than 1,3:1. As used in this Section, "CASH FLOWS" means net profits less dividends, plus lease expense and depreciation and any other expenses which would be classified as non-cash expenses in accordance with generally accepted accounting principles and "CURRENT MATURITIES OF LONG TERM DEBT" means the outstanding principal balance of indebtedness and lease expense due within twelve (12) months.

         Section 6.02 CONSOLIDATED NET WORTH. Cause or allow BORROWER'S Consolidated Tangible Net Worth to be less than $14,800,000. As used herein, "CONSOLIDATED TANGIBLE NET WORTH" means an amount equal to the Shareholders' equity of the BORROWER (including capital stock, capital surplus and retained earnings, but excluding any unpaid amounts due for sale of stock) less (i) the book value of any shares of common stock of the BORROWER held by the BORROWER and treated as an asset in computing such stockholder's equity, (ii) all unamortized debt costs, patents, trade names, licenses, franchises, good will and other intangible assets, (iii) the aggregate balance of loans, notes receivable, accounts receivable and other advances to and or owing from BORROWER'S affiliates, subsidiaries, shareholders, employees officers, directors or any other related entity, and (iv) taxes, the payment of which has been deferred. All financial ratios in this Agreement shall be determined




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on a combined basis in accordance with generally accepted accounting principles applied on a consistent basis.

         Section 6.03 NO ENCUMBRANCES ON COLLATERAL. BORROWER shall not pledge, mortgage, sell, assign or create, or suffer to exist a security interest in Collateral in favor of any person other than BANK.

         Section 6.04 MANAGEMENT: OWNERSHIP. Cause or allow any material change in the ownership or senior management of BORROWER, including without limitation any change in the officers of the BORROWER at or above the level of its vice president.

         Section 6.05 DEBT-TO-TANGIBLE NET WORTH. Cause or allow the BORROWER'S ratio of total debt (defined as all of BORROWER'S Indebtedness and Liabilities to whomsoever the same may be owing, whether now or hereafter existing, created or arising, absolute or contingent, direct or indirect, joint or several, including without limitation, all indebtedness under the Loan)-to-Consolidated Tangible Net Worth (as defined in Section 6.02 hereof) to be greater than 2:1.

         Section 6.06 LOANS TO RELATED PARTIES. Cause or allow BORROWER'S loans or other advances to BORROWER'S shareholders, officers, partnerships, subsidiaries, affiliates, directors or other related entities to exceed $2,000,000 at any time outstanding.



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                                   ARTICLE VII
                                   CONDITIONS

         BANK'S obligation to make the Loan available to BORROWER, and to make any advance thereunder, is subject to the full satisfaction of the following conditions precedent:

         Section 7.01 NO DEFAULT. There shall not exist any default or Event of Default, or any condition or event which, after notice or lapse of time or both, would constitute such an Event of Default hereunder or under any other Loan Documents.

         Section 7.02 OPINION OF COUNSEL. BANK shall have received from counsel to BORROWER a favorable opinion in satisfactory scope and form as to all matters reasonably requested by BANK.

         Section 7.03 DELIVERY OF DOCUMENTS. Delivery to BANK of the purchase orders and Certificates of Title for the Collateral to be purchased with the proceeds of the requested advance, the duly-executed Note and Guaranty, and all other documents or instruments which BANK shall require in connection with making the Loan.

         Section 7.04 TERMS AND CONDITIONS. Continued fulfillment and satisfaction through the date hereof and as of the date of any requested advance of all the terms, representations, warranties, conditions and covenants hereof.

         Section 7.05 OFFICER'S CERTIFICATE. BANK shall have received a certificate of the President or other officer authorized by resolution of BORROWER stating that all representations and warranties contained in this Agreement and all other Loan Documents are and remain true and accurate as of the date of such advance and that there exists no default or Event of Default hereunder or under any other Loan Document, or any condition or event which, with the giving of notice or the passage





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of time, or both, would become an Event of Default hereunder or under any other
Loan Document.

                                  ARTICLE VIII
                         DEFAULT AND REMEDIES ON DEFAULT

         Section 8.01 EVENTS OF DEFAULT: ACCELERATION. At the option of BANK and notwithstanding any time or credit allowed by any instrument evidencing any of the Liabilities, any or all of the Liabilities of BORROWER or any other person to BANK hereunder shall immediately become due and payable upon the occurrence of any of the following events of default ("EVENTS OF DEFAULT"), without notice or demand to BORROWER, Guarantor, or any other person: (a) default in the payment or performance, when due or payable, of any of the Liabilities of BORROWER or any other person or entity, or of any endorser or Guarantor for any of the Liabilities of BORROWER or any other person or entity to BANK or the occurrence of any Event of Default under any Loan Document; (b) failure of BORROWER to pay any tax; (c) if any representation or warranty contained herein is or becomes inaccurate or if BORROWER or Guarantor have made, or hereafter make any misrepresentation to BANK for the purpose of obtaining credit or an extension of credit; (d) failure of BORROWER to furnish or cause to be furnished financial information or to permit or cause to be permitted the inspection of books or records; (e) issuance of an injunction or attachment against property of BORROWER or any Guarantor; (f) calling of a meeting of creditors, appointment of a committee of creditors or liquidating agents, or offering





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



of a composition or extension to creditors by, for or of BORROWER or any endorser or Guarantor of any of the Liabilities of BORROWER to BANK; (g) insolvency of BORROWER or any endorser or Guarantor of any of the Liabilities of BORROWER to BANK; (h) such a material change in the condition or affairs (financial or otherwise) of BORROWER or of any endorser or Guarantor of any of the Liabilities of BORROWER to BANK as in the opinion of BANK impairs BANK'S security or increases its risk; (i) failure by BORROWER or any Guarantor to comply with any of the provisions of this Agreement; (j) failure to make any payments required by this Agreement; (k) default shall be made with respect to any Indebtedness (other than the Note) of the BORROWER or the Guarantor, when due, or the performance of the other obligation incurred in connection with any Indebtedness for borrowed money of the BORROWER, or the Guarantor, if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity, or any such Indebtedness shall not be paid when due; or (i) if there shall occur any default or Event of Default, or any condition or event which with the giving of notice or the passage of time, or both, would become an Event of Default, under, pursuant to or with respect to any Indebtedness or loan transaction or any document or instrument evidencing, securing, guaranteeing, or relating to any Indebtedness or loan transaction of BORROWER.

         Section 8.02 RIGHTS UPON DEFAULT. Upon the occurrence of any one or more of the above Events of Default and at any time thereafter, such default not having previously been cured, BANK shall have, in addition to all other rights and remedies, the remedies of a secured party under the Alabama Uniform Commercial Code, regardless whether the Code has been enacted in the jurisdiction where rights or remedies are asserted, including without limitation, the right to take possession of the Collateral, and for that purpose BANK may, so far as BORROWER or Guarantor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom or store the same on the premises pending disposition. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, BANK shall give to BORROWER at least five (5) days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Upon fifteen (15) days' prior written notice to BORROWER, BANK may at any time in its discretion transfer any securities or other property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for Liabilities or apply it on principal or interest due on Liabilities. Insofar as Collateral shall consist of insurance policies, instruments, chattel paper, choses in action or the like, BANK may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon Collateral, as BANK may determine, whether or not Liabilities or Collateral are then due, and for the purpose of realizing BANK'S rights therein, BANK may receive, open and dispose of mail addressed to BORROWER and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of Collateral on behalf of and in the name of BORROWER. The enumeration of the foregoing rights is not intended to be exhaustive, and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative. As against the obligations secured hereby, BORROWER hereby expressly waives all claims and all rights to claim any exemptions, both as to personal and real property, allowed or allowable under the Constitution or laws of the United States, the State of Alabama or any other jurisdiction. Any notice to BORROWER of sale, disposition or other intended action by BANK, required by law to be given to BORROWER, sent to BORROWER at the address of BORROWER shown hereinabove or at such other address of BORROWER as may from time to time be shown on BANK'S records, at least five days prior to such action, shall constitute reasonable notice to BORROWER.

         Section 8.03 POWER OF ATTORNEY. BORROWER hereby requests, authorizes and empowers Billy V. Houston, or any other officer or employee of BANK who may be designated by BANK for that purpose to make, execute and file, any financing statements, documents or certificates of title, or other documents, and to take any and all such other steps as BANK deems necessary or desirable to perfect and continue the perfection of BANK'S security interest in the Collateral. No failure by BANK to exercise for any period the powers herein granted shall operate or be construed as a waiver of BANK'S rights thereafter to exercise such authorizations and powers. The foregoing power of attorney is coupled with an interest and shall be irrevocable so long as any Liabilities or Indebtedness hereunder, under the Note, or under the other Loan Documents remain outstanding.

         Section 8.04 SET OFF. BANK hereby is given a continuing lien as security for BORROWER'S obligations hereunder upon any and all moneys, securities and other property of BORROWER, and the proceeds thereof, now or hereafter held or received by or in transit to BANK from or for BORROWER, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposit balances, general or special, and credits of BORROWER with, and any and all claims of BORROWER against BANK at any time existing, and upon an Event of Default hereunder, BANK may apply or set off the same against the Liabilities hereby secured.

                                   ARTICLE IX
                                  MISCELLANEOUS

         Section 9.01 WAIVERS. BORROWER hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect both to Liabilities and Collateral, BORROWER assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any Collateral which may now or hereafter secure Liabilities, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments hereon and to the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as BANK may in its sole discretion deem advisable. BANK shall have no duty as to the collection or protection of any Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. BANK may exercise its rights with respect to any Collateral without resorting or regard to other Collateral or sources of reimbursement for Liabilities. BANK shall not be deemed to have waived any of its rights upon or under Liabilities or Collateral unless such waiver is in writing and signed by BANK. No delay or omission on the part of BANK in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of BANK with respect to Liabilities or Collateral, whether evidenced hereby or by any other instrument, shall be cumulative and may be exercised separately or concurrently.

         Section 9.02 EXPENSES; PROCEEDS OF COLLATERAL. BORROWER shall pay to BANK on demand any and all expenses, including reasonable attorneys' fees, incurred or paid by BANK in collecting or otherwise protecting or enforcing or attempting to collect, protect or enforce its rights upon or under Liabilities or Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of Liabilities or Collateral shall be applied to the payment of principal or interest on Liabilities, in such order of preference as BANK may determine with proper allowance for interest on Liabilities not then due being made, and any excess shall be returned to BORROWER and BORROWER shall remain liable for any deficiency.

         Section 9.03 AMENDMENT. No modification or amendment of this Agreement shall be effective unless placed in writing and duly executed by the

BORROWER and the BANK. By guaranteeing the Liabilities described herein, Guarantor expressly agrees that BORROWER and BANK may, without notice to or consent by Guarantor, modify or amend this Agreement. Neither party shall be obligated in any respect to extend the termination date hereof.

         Section 9.04 GENERAL. Any demand upon or notice that BANK may elect to give to BORROWER and any notice required to be given to BANK shall be effective three (3) days after the same has been deposited in the United States mail, first class with postage prepaid and addressed to such party at the following addresses, as applicable, if such party has notified BANK in writing of a change of address, to the last address so notified:

         IF TO BORROWER:             Boyd Brothers Transportation Company, Inc.
                                     Route 1, Box 40
                                     Clayton, Alabama 36016

         IF TO BANK:                 Compass Bank
                                     223 E. Broad Street
                                     Eufaula, Alabama 36027
                                     Attention: City Executive

         with a copy to:             Don Owens
                                     Vice President - Loan Administration
                                     Compass Bank
                                     P. O. Box 10566
                                     Birmingham, Alabama 35296

Demands or notices addressed to BORROWER'S address at which BANK customarily communicates with BORROWER, shall also be effective. If at any time or times by assignment or otherwise BANK transfers any of the Liabilities or Collateral therefor, such transfer shall include BANK'S power and rights under this Agreement with respect to the Liabilities or Collateral transferred, and the transferee shall become vested with said powers and rights whether or not they are specifically referred to in the transfer. If and to the extent BANK retains any of the Liabilities or Collateral, BANK will continue to have the rights and powers herein set forth with respect thereto. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, personal representatives, and estates; provided, however, that BORROWER shall not assign or delegate any of its rights or obligations hereunder without the express written consent of BANK. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but when taken together shall constitute one agreement. This Agreement is being executed under the seal of the parties hereto and is intended to constitute and have effect as a sealed instrument according to law.

         Section 9.05 GOVERNING LAW; JURISDICTION. This Agreement, the Note, the Security Agreement and the other Loan Documents, and the rights and the obligations of the parties hereunder and thereunder, shall be governed by and be construed in accordance with the laws of the State of Alabama. BORROWER acknowledges that the negotiation of the provisions of the Note, this Agreement, the Security Agreement, and all other Loan Documents took place in the State of Alabama; that all of such documents were executed in Jefferson County, Alabama, or if executed elsewhere, will be or were delivered to BANK in said county and state subject to BANK'S acceptance thereof in Birmingham, Jefferson County, Alabama, and that all of such documents were or will be executed and delivered to BANK to induce BANK to extend the Loan to BORROWER. BANK shall be under no obligation to give BORROWER notice of acceptance of any Loan Documents for said documents and instruments to become effective. BORROWER acknowledges further that the negotiation, execution and delivery of this Agreement, the Note, the Security Agreement and the other Loan Documents constitutes the transaction of business within the State of Alabama and that any cause of action arising under any of said documents will be a cause of action arising from such transaction of business. BORROWER hereby submits itself to jurisdiction in the State of Alabama for any cause of action or action arising out of or in connection with this Agreement, the Note, or any of the other Loan Documents, and agrees that venue for any such action shall be in Jefferson County, Alabama, and waives any and all rights under the laws of any state to object to jurisdiction or venue within Jefferson County, Alabama. Notwithstanding the foregoing, nothing contained in this Section 9.05 shall prevent BANK from bringing any action or exercising any rights against BORROWER, any security for the Loan or against any of BORROWER'S properties in any other State or jurisdiction. Initiating any such action or proceeding or taking any such action in any other state shall in no event constitute a waiver by BANK of any of the foregoing.

         Section 9.06 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All covenants, agreements, representations, and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by the BANK of the Loan herein contemplated and the execution and delivery to the BANK of the Note evidencing such Loan and shall continue in full force and effect so long as the Note is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises, and agreements by or on behalf of the BORROWER which are contained in this Agreement shall bind the successors and assigns of BORROWER and inure to the benefit of the successors and assigns of the BANK; provided, however, that BORROWER shall not assign or delegate this Agreement, the Loan, or its rights, duties, or obligations hereunder without the written consent of BANK.

         Section 9.07 NO CONFLICT, ETC. No provision of this Agreement or of the Note or the other Loan Documents shall be deemed in conflict with any other provision thereof, and the BORROWER acknowledges that no such provisions or any interpretation thereof shall be deemed to diminish the rights of the BANK, any assignee, or the holder or holders of the Note under the terms and conditions or any other provisions thereof. BANK may at its option exhaust its remedies hereunder, under the Note, and under the other Loan Documents, either concurrently or independently, and in such order as it may determine.

         Section 9.08 HEADINGS; UNDER SEAL; ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARY. Article and section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be used to construe any provision hereof or for any other purpose. This Agreement is intended to be under the seal of all parties hereto and to have the effect of a sealed instrument in accordance with the law. This Agreement, together with the other Loan

Documents, embodies the entire agreement and understanding between the parties, supersedes all prior agreements and understandings related to the Loan, and may not be amended except by written agreement between BORROWER and BANK. This Agreement shall not benefit, and may not be relied upon by, any person other than the persons who sign this Agreement. There are no third party beneficiaries to this Agreement or any negotiations, statements, or representations related to this Agreement.

         Section 9.09 NO PARTNERSHIP OR JOINT VENTURE. Notwithstanding anything to the contrary herein contained or implied, BANK, by this Agreement, or by any action pursuant thereto or hereto, shall not be deemed a partner, joint venturer, or participant in the venture with BORROWER, and BORROWER hereby indemnifies and agrees to defend and hold BANK harmless (including the payment of reasonable attorneys' fees) from any and all damages resulting from such a construction of the parties' relationship. The requirements herein, and the restrictions imposed in this Agreement, are for the sole protection and benefit of BANK.

         Section 9.10 INDEMNIFICATION. BORROWER shall indemnify and hold harmless BANK from and against any and all claims, charges, losses, expenses and costs, including reasonable attorneys' fees, resulting from any claims, actions or proceedings in connection with the execution, delivery and performance of this Agreement, the Note, and other Loan Documents. The indemnification provided in this section shall survive the payment in full of the Loan.

              IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed by their duly authorized officers as of the date first set forth above.


                                       BORROWER:


WITNESS                                BOYD BROTHERS TRANSPORTATION
                                       COMPANY, INC.



/s/ Elaine Gray                           By: /s/  Richard Bailey
--------------------------------          ------------------------------------
                                          Its: CFO
                                              --------------------------------


                                       BANK:

WITNESS:                               COMPASS BANK


/s/  Tonya W. Henderson                   By: /s/  Billy V. Houston
--------------------------------          ------------------------------------
                                          Its:  City President
                                              --------------------------------

                                  COMPASS BANK
                               SECURITY AGREEMENT

         KNOW ALL MEN BY THESE PRESENTS: That

         WHEREAS, BOYD BROTHERS TRANSPORTATION COMPANY, INC., an Alabama corporation ("DEBTOR") is, contemporaneously with the execution hereof, becoming indebted to COMPASS BANK (the "BANK"), on loan in the principal amount of FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($4,500,000.00), or so much thereof as may be advanced under the Note as hereafter defined (the "LOAN"), as evidenced by one or more Promissory Notes of various dates, payable to Bank with interest thereon and as provided therein (each a "NOTE" and collectively, the "NOTES"), and as secured by a Credit and Security Agreement from Debtor to Bank (the "LOAN AGREEMENT") and the other Loan Documents defined therein (the "LOAN DOCUMENTS"); and

         WHEREAS, Debtor may hereafter become indebted to Bank or a subsequent holder of this Security Agreement on loans or otherwise (said Bank and any subsequent holder of this Security Agreement being referred to herein as "SECURED PARTY"); and

         WHEREAS, Debtor agrees to make this Security Agreement (the "AGREEMENT") to further secure said Notes and any and all other future or additional Liabilities of Debtor to Secured Party (said Liabilities, as defined in paragraph 5, being referred to herein as "LIABILITIES").

         NOW, THEREFORE, the undersigned Debtor, in consideration of making the Loan, and to secure the prompt payment of same, with the interest thereon, and any extensions, modifications, or renewals of same, and any and all Liabilities of Debtor to Secured Party, and further to secure the performance of the covenants, conditions, and agreements hereinafter set forth and set forth in the Note, and as may be set forth in the Loan Agreement and other Loan Documents or other instruments evidencing or securing other Liabilities of Debtor to Secured Party, and further to secure any and all charges incurred by Secured Party on account of Debtor, including but not limited to attorney's fees, does hereby agree as follows:

         1. DEFINITIONS. All terms used herein which are defined in the Alabama Uniform Commercial Code (the "CODE") shall have the same meaning herein as in the Code unless otherwise indicated herein.

         2. INCORPORATION BY REFERENCE. All of the terms and provisions of the Note are hereby incorporated by reference as though set forth in full herein.

         3. SECURITY INTERESTS. Debtor hereby grants to Secured Party title to and a security interest in the Collateral described in paragraph 4 hereof to secure the performance and payment of the Liabilities described in paragraph 5 hereof.
         4. COLLATERAL. As security for the payment and performance of all Liabilities of the Debtor, Debtor grants Secured Party title to and a security interest in the following described property of the Debtor (herein collectively referred to as the "COLLATERAL"):

             4.01 EQUIPMENT. The items of personal property described on Exhibit "A" hereto and all equipment and other personal property of every nature whatsoever now or hereafter owned by the Debtor and purchased with the proceeds of the Loan, wheresoever the same may be located.

             4.02 PROCEEDS. Proceeds (including insurance, contract and tort claims) and products of all of the foregoing Collateral.

         5.  LIABILITIES: "LIABILITIES" of Debtor, as used herein, shall mean:

             5.01 NOTES. The Notes, with interest as therein provided, and all extensions, modifications, or renewals thereof.

             5.02 OTHER INDEBTEDNESS. Any and all other obligations, indebtedness, and liabilities of the Debtor to the Secured Party, whether joint or several, due or to become due, liquidated or unliquidated, now existing or hereafter arising, absolute or contingent, direct or indirect, and all extensions, modifications, and renewals thereof, and whether incurred or given as maker, endorser, guarantor, surety, or otherwise.

         6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. The Debtor hereby represents, warrants, and covenants as follows:

             6.01 NO ADVERSE LIENS. Except for any security interest specifically set forth on an addendum attached hereto, and except for the security interest granted hereby, the Debtor is or (with respect to Collateral not presently owned by Debtor will be) the lawful owner of all Collateral free from any adverse lien, security interest, or encumbrance, and shall have full right to pledge, sell, assign, or transfer the same to Secured Party. Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

                  6.02 FINANCING STATEMENTS. No financing statement covering any Collateral or any proceeds thereof is on file in any public office, except for financing statements specifically set forth on an addendum attached hereto, if any, and except for the financing statements executed by Debtor and Secured Party. At the Secured Party's request, the Debtor will join with Secured Party in executing one or more financing statements pursuant to the Code in form satisfactory to the Secured Party, and will pay the cost of filing the same in all public offices wherever filing is deemed by the Secured Party to be necessary or desirable. The Debtor authorizes the Secured Party to prepare and to file financing statements covering the Collateral signed only by the Secured Party and to sign the Debtor's signature to such financing statements in jurisdictions where Debtor's signature is required. The Debtor promises to pay the Secured Party the fees incurred in filing the financing statements, which fees shall become part of the Liabilities secured by this Agreement.

                  6.03 INSPECTION OF COLLATERAL AND RECORDS. The Secured Party may examine and inspect the Collateral and records and documents related to the Collateral at any time, wherever located.

                  6.04 ASSIGNMENT OR SALE. Debtor, its agents, servants, or employees will not sell, assign, or offer to sell or assign or otherwise transfer the Collateral, either in whole or in part, or any interest therein without the written consent of the Secured Party.

                  6.05 PAYMENT OF TAXES AND INSURANCE. Debtor will pay promptly all taxes and assessments upon or with respect to the Collateral. Debtor hereby authorizes Secured Party to discharge taxes, assessments, liens, security interests, or other encumbrances at any time levied or placed on the Collateral, to pay for any insurance on the Collateral required to be maintained by Debtor hereunder, and to pay for, make, or provide for any maintenance, repair, or preservation of the Collateral as the Secured Party shall deem reasonably necessary to preserve its interests; provided, however, that Secured Party shall be under no obligation to do so. Debtor agrees to reimburse Secured Party on demand with interest at the rate set forth in the Note for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization. Payments made or expenses incurred by Secured Party pursuant to the foregoing authorization shall be included in the Liabilities secured hereunder.

                  6.06 ADDITIONAL REPRESENTATIONS OF DEBTOR (COLLATERAL). With respect to all of the Collateral:

                       6.06(a) Such Collateral is used or bought primarily for
                  business purposes.

                       6.06(b) Such Collateral is being acquired with the
                  proceeds of the Note.

                       6.06(c) All such Collateral will be kept at the address
                  of Debtor shown below Debtor's signature. Debtor will promptly notify Secured Party of any change in the location of the Collateral. Except for transactions in the ordinary course of Debtor's trucking business, Debtor, its agents or employees will not remove such Collateral from said location without the prior written consent of the Secured Party.

                       6.06(d) If certificates of title are issued or
                  outstanding with respect to such Collateral, the Debtor will cause the Secured Party's interest to be properly noted thereon.

                       6.06(e) Debtor has and will maintain insurance on such
                  Collateral to the extent and against such hazards and liabilities as is commonly done by companies of like nature, similarly situated, including but not limited to public liability, theft, fire (with extended coverage) insurance, and in the case of motor vehicles, collision insurance, all containing such terms and for such periods as may be reasonably satisfactory to the Secured Party; provided, however, that Debtor may self-insure the Collateral against physical damage up to an aggregate of $500,000 and provide insurance against catastrophic loss thereof in excess of such self-insurance amount. All such insurance will be maintained with insurance companies reasonably acceptable to the Secured Party and will be payable to the Secured Party and to the Debtor as their interests may appear. All insurance policies shall provide for a minimum of ten (10) days' written cancellation notice to the Secured Party and, at the Secured Party's request, all policies shall be delivered to and held by the Secured Party. If at any time the Secured Party is of the opinion that the Debtor's insurance coverage is inadequate, the Debtor will, within ten (10)
                  days after written request by the Secured Party, obtain such insurance as the Secured Party shall reasonably request. Secured Party is hereby made attorney-in-fact for Debtor to obtain, adjust, and settle, in its sole discretion, such insurance and to endorse any drafts or checks issued in connection with such insurance.

                         6.06(f) Debtor agrees to prevent and protect against
                  any waste, damage, or destruction of such Collateral, and Debtor will maintain the same in as good condition as it now is in, ordinary and reasonable wear and tear excepted.

                  6.07 NAME OF DEBTOR. Debtor's name has always been as set forth on the first page of this Agreement, except as otherwise disclosed in writing to the Secured Party. Debtor will promptly advise the Secured Party in writing of any change in Debtor's name.

         7. SET OFF. The Secured Party is hereby given a continuing lien as additional security for the Liabilities hereunder upon any and all monies, securities, and other property of Debtor, and the proceeds thereof, now or hereafter held or received by or in transit to the Secured Party from or for Debtor, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposit balances (general or special) and credits of Debtor with, and any and all claims of Debtor against, the Secured Party at any time existing, and upon an event of default hereunder, the Secured Party may apply or set off the same against the Liabilities hereby secured.

         8. EVENTS OF DEFAULT. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions which is not completely cured within any specific time period provided in any Loan
Document:

                  8.01 Any Event of Default or failure to perform any obligation, covenant, or liability contained or referred to herein, in the Notes, the Loan Agreement, or any other Loan Document.

                  8.02 Assignment, transfer, or encumbrance or any unreimbursed loss, theft, damage or destruction to or of any part of the Collateral (except for sales or encumbrances of Collateral expressly authorized by the terms of this Agreement), or any levy, seizure, injunction, or attachment thereon.


         9. RIGHTS AND REMEDIES UPON DEFAULT. Upon occurrence of any of the above events of default, the Secured Party shall have the following rights which shall be cumulative with all other rights and remedies of Secured Party:

                  9.01 ACCELERATION AND OTHER RIGHTS. The right to declare all Liabilities secured hereby to be immediately due and payable without notice to or demand upon the Debtor or any other person. The Secured Party, in addition to any remedies it may exercise under this Security Agreement, the Note, under other documents executed in connection with the Liabilities secured hereby, or under applicable law, may immediately and without demand, exercise any and all of the rights of a secured party upon default under the Alabama Uniform Commercial Code, all of which shall be cumulative. Such rights shall include, without limitation:

                           9.01(a) The right to take possession of the
                  Collateral without judicial process and to enter upon any premises where the Collateral may be located for the purposes of taking possession of, securing, removing, and/or disposing of the Collateral without interference from the Debtor and without any liability for rent, storage, utilities or other sums.

                           9.01(b) The right to sell, lease, or otherwise
                  dispose of any or all of the Collateral, whether in its then condition or after further processing or preparation, at public or private sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give the Debtor at least five (5) days' prior notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made, all of which the Debtor agrees shall be reasonable notice of any sale or disposition of the Collateral.

                           9.01(c) Upon request of Secured Party, Debtor shall
                  assemble and make the Collateral available to Secured Party at a place reasonably convenient to Debtor and Secured Party.

                  9.02 ATTORNEY-IN-FACT. To effectuate the rights and remedies of the Secured Party upon default, Debtor does hereby irrevocably appoint Secured Party attorney-in-fact for the Debtor, with full power of substitution to, after default of Debtor, sign, execute, and deliver any and all instruments and documents and do all acts and things to the same extent as Debtor could do, and to sell, assign, and transfer any Collateral to Secured Party or any other party.

                  9.03 RECEIVER. Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction, in connection with any action taken by the Secured Party to enforce its rights and remedies hereunder, to manage, protect, and preserve the Collateral and continue the business of the Debtor, to collect all revenues and profits thereof, and to apply the same to the payment of all expenses and other charges of such receivership, including but not limited to the compensation of the receiver, and to the payment of Liabilities secured hereby, until a sale or other disposition of such Collateral shall be finally made and consummated, or until all Liabilities secured hereby shall have been paid.

                  9.04 PROCEEDS OF SALE; DEFICIENCY. The proceeds of any sale or other disposition of Collateral by the Secured Party shall be applied first to the expenses (including, but not limited to legal expenses and reasonable attorneys' fees) of retaking, holding, storing, and processing the Collateral and preparing the Collateral for sale, selling and the like and collecting or attempting to collect the Liabilities secured by this Agreement; then to the satisfaction of the Liabilities secured hereby with the application of such proceeds to particular Liabilities or to interest or principal as the Secured Party, in its sole discretion, shall determine; and the balance, if any, to be paid to Debtor or to be paid as otherwise provided by Law. The enumeration of the foregoing rights is not intended to be exhaustive, and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative. Debtor agrees that any delay by the Secured Party in exercising any right or remedy hereby granted shall not be construed as a waiver by the Secured Party of any of its rights or remedies hereunder. Secured Party may permit the Debtor to remedy any default, but such shall not be a waiver of the default so remedied, and Secured Party's waiver of any default shall not be a waiver of any subsequent or prior defaults.

         10. WAIVERS. In addition to any other waivers, as set forth herein or in the Note, against the Liabilities secured hereby, Debtor expressly waives, to the extent allowed by law, all claims and rights to claim any exemptions allowed or allowable under the Constitution or laws of the United States, the State of Alabama, or any other jurisdiction. All rights and remedies of Secured Party hereunder or with respect to Liabilities or Collateral shall be cumulative, and in addition to any other right available to Secured Party by statute or at law or in equity, and may be exercised singularly or concurrently. In the event that any one or more of the terms or provisions of this Agreement or of the Note shall be invalid, illegal, or unenforceable in any respect, the validity of the remaining terms or provisions shall in no way be affected, prejudiced or disturbed thereby.

         11. ASSIGNMENT OF LIABILITIES. If at any time or times by sale, assignment, negotiation, pledge, or otherwise, Secured Party transfers any or all of the Liabilities, such transfer shall, unless otherwise specified in writing, carry with it Secured Party's rights and remedies under this Agreement with respect to such Liabilities transferred, and the transferee shall become vested with such rights and remedies whether or not they are specifically referred to in the transfer. If and to the extent Secured Party retains any of the Liabilities, Secured Party shall continue to have the rights and remedies herein set forth with respect thereto.

         12. NOTICES. Any demand upon or notice to Debtor that the Secured Party may elect to give shall be effective if hand delivered to Debtor, deposited in the United States mail, postage prepaid, return receipt requested, or delivered to a telegraph company addressed to Debtor at the address shown below Debtor's signature, or if Debtor has notified the Secured Party in writing of a change of address, to Debtor's last address so notified. Demands or notices addressed to Debtor's address at which the Secured Party customarily communicates with Debtor shall also be effective.

         13. AGREEMENT UNDER SEAL. This Agreement is given under the seal of all persons signing as and for the Debtor. It is intended by Debtor and all persons signing for Debtor that this instrument is and shall constitute a sealed instrument according to law.

         14. HEADINGS. The headings of the sections, paragraphs, and subdivisions of this Agreement are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

         15. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to and bind not only the parties hereto, but also their respective heirs, executors, administrators, successors, and assigns.

         16. APPLICABLE LAW. This Agreement, the Note, and the Loan Documents, except as may otherwise be provided therein, shall be construed and governed, and their validity determined, according to the laws of the State of Alabama.

STATE OF ALABAMA                    )
COUNTY OF                           )

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Richard Bailey, whose name as CFO of BOYD BROTHERS TRANSPORTATION COMPANY, INC., an Alabama corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the above and foregoing instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal of office this 2nd day of June, 1998.

                                         /s/ Elaine Gray
                                         --------------------------------------
                                         Notary Public
[NOTARIAL SEAL]                          My commission expires: 4-27-2002
                                                                ---------------

STATE OF ALABAMA   )
COUNTY OF          )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Billy V. Houston, whose name as City President of COMPASS BANK, an Alabama banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the above and foregoing instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal of office this 29th day of May, 1998.


                                         /s/ Renee S. Gibson
                                         --------------------------------------
                                         Notary Public
[NOTARIAL SEAL]                          My commission expires: 03-02-2000
                                                                ---------------

                                    EXHIBIT A
                           DESCRIPTION OF COLLATERAL

DEBTOR:   Boyd Brothers Transportation Company, Inc.

All of Debtor's trucks, tractors, trailers and other equipment and other personal property financed with the proceeds of any loan from Secured Party, whether now owned or existing or hereafter created or acquired; all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposits, cash or other property owned by Debtor or in which Debtor has an interest which are now or may hereafter be in the possession of Secured Party or as to which Secured Party may now or hereafter control by possession, by documents of tile or otherwise; and proceeds and products (including tort and insurance claims) of the foregoing:

Without limiting the generality of the foregoing, the collateral shall include:

Fifteen New 1999 International 9300 Tractors

2HSFBASR5X0080041                         2HSFBASR7X0080042
2HSFBASR9X0080043                         2HSFBASR0X0080044
2HSFBASR2X0080045                         2HSFBASR4X0080046
2HSFBASR6X0080047                         2HSFBASR8X0080048
2HSFBASRXX0080049                         2HSFBASR6X0080050
2HSFBASR8X0080051                         2HSFBASRXX0080052
2HSFBASR1X0080053                         2HSFBASR3X0080054
2HSFBASR5X0080055





         FOR VALUE RECEIVED, Debtor hereby grants to Secured Party a security interest in all of the foregoing property.